                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                         -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


                                 MAY 13, 1996
               ------------------------------------------------
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          CAREMARK INTERNATIONAL INC.
                ----------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       DELAWARE                     1-11328                       36-3838069
- --------------------------------------------------------------------------------
   (STATE OR OTHER                  (COMMISSION                 (IRS EMPLOYER
    JURISDICTION                    FILE NUMBER)             IDENTIFICATION NO.)
  OF INCORPORATION)




2215 SANDERS ROAD, NORTHBROOK, ILLINOIS                              60062
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


Registrant's telephone number, including area code:  (847) 559-4700
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ITEM 5.  OTHER EVENTS

          On May 13, 1996, Caremark International Inc., a Delaware corporation (the "Company"), entered into a Plan and Agreement of Merger (the "Merger Agreement") with MedPartners/Mullikin, Inc., a Delaware corporation ("MedPartners"), and PPM Merger Corporation, a Delaware corporation ("Merger Sub"), pursuant to which, among other things, Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, each outstanding share of the Company's common stock, $1.00 par value per share, will be converted into the right to receive 1.21 shares of Common Stock, par value $.001 per share of MedPartners. The Merger is conditioned upon, among other things, approval by stockholders of the Company and by stockholders of MedPartners, and upon certain regulatory approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are hereby incorporated herein by reference.

          A copy of the Press Release, dated May 14, 1996, issued by the Company and MedPartners relating to the Merger is attached as Exhibit 2 hereto and is hereby incorporated herein by reference.

          Effective May 13, 1996, the Company amended its Rights Agreement, dated as of November 30, 1992 by and between the Company and First Chicago Trust Company of New York (as Rights Agent) (the "Rights Agreement"), with the effect of exempting the Merger, the Merger Agreement and the events and the transactions contemplated thereby from the Rights Agreement. The amendment to the Rights Agreement is attached hereto as Exhibit 3 and is hereby incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

        1. Plan and Agreement of Merger dated as of May 13, 1996, by and among the Company, MedPartners and PPM Merger Corporation.

        2. Press Release, dated May 14, 1996, relating to transactions between the Company and MedPartners.

        3. Amendment, dated as of May 13, 1996, to the Company's Rights Agreement, dated as of November 30, 1992 by and between the Company and First Chicago Trust Company of New York (as Rights Agent).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              CAREMARK INTERNATIONAL INC.



                              By:  /s/     Thomas W. Hodson
                                   ---------------------------------
                                   Name:   Thomas W. Hodson
                                   Title:  Senior Vice President and
                                           Chief Financial Officer



Date: May 14, 1996
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                                 EXHIBIT INDEX

EXHIBIT
 NO.               DESCRIPTION

  1. Plan and Agreement of Merger dated as of May 13, 1996, by and among the Company, MedPartners and PPM Merger Corporation.

  2. Press Release, dated May 14, 1996, relating to transactions between the Company and MedPartners.

  3. Amendment, dated as of May 13, 1996, to the Company's Rights Agreement, dated as of November 30, 1992 by and between the Company and First Chicago Trust Company of New York (as Rights Agent).